INVENTORIES, NET (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2012
TAT Technologies Ltd [Member]
INVENTORIES
NOTE 6 -	INVENTORIES, NET

Inventories are composed of the following:

	December 31,
	2012	2011

Raw materials and components	$12,321	$11,832
Work in process	16,145	16,652
Spare parts	3,897	2,243
Finished goods	668	576

	$33,031	$31,303

Inventories are net of reserve for slow moving and surplus production and write down of inventory (as mentioned below) in the amount of $6,569 and $6,589 at December 31, 2012 and 2011, respectively.

During the year ended December 31, 2011, the Company recorded a write down of inventory in the amount of $2,500 attributable to inventory of the MRO services for aviation components segment. The write down was due to management's estimation of the continued decline in future forecasted sales levels and decline in profitability margins in certain product lines in this operating segment, which were lower than previously anticipated, resulting from the weakness in these areas of business, and was recorded under cost of revenues.

During the year ended December 31, 2010, the Company recorded a write down of inventory in the amount of $3,500 attributable to inventory of the MRO services for aviation components segment. The write down was due to a decline in future forecasted sales levels, and was recorded under cost of revenues.

In 2012 and 2011, approximately $669 and $844, respectively, of inventory previously written-down were used or sold in the course of providing MRO services.